Exhibit 99.1

Cazoo and Ajax I Announce Filing of Preliminary Proxy Statement

in Connection with Proposed Business Combination

LONDON and NEW YORK, 14 May 2021 -- Cazoo Holdings Limited (“Cazoo” or “the Company”), the UK’s leading online car retailer, which makes buying a car as simple and seamless as purchasing any other product online and Ajax I (“AJAX”) (NYSE: AJAX), a publicly-traded special purpose acquisition company (“SPAC”), today announced that a preliminary proxy statement/registration statement on Form F-4 has been filed with the U.S. Securities and Exchange Commission (“SEC”) in connection with the previously announced business combination transaction between Cazoo and AJAX. The filing can be accessed at https://ajaxcap.com/ or by searching for AJAX I on the SEC’s website at https://www.sec.gov/edgar.shtml

While the information in the preliminary proxy statement filed today is subject to change, it provides important information about AJAX’s proposed business combination with Cazoo. AJAX currently anticipates holding a shareholder meeting with respect to the business combination in the third quarter of 2021.

As previously announced on March 29, 2021, upon closing of the business combination, AJAX will be renamed “Cazoo” and is expected to remain listed on the New York Stock Exchange under a new ticker “CZOO.” As part of the deal, Cazoo will retain its highly experienced management team, led by Founder and CEO Alex Chesterman OBE.

This transaction will support Cazoo’s mission to continue to transform the car buying experience across Europe, with the proceeds funding the further build out of its brand and infrastructure. With its best-in-class and unique consumer proposition and fully integrated model, Cazoo is well positioned to take advantage of the shift to online car buying and disrupt the huge and highly fragmented European car buying market.

The transaction includes an $800 million fully committed PIPE at $10.00 per share led by the AJAX sponsor team and D1 Capital Partners, and joined by new and existing investors including Altimeter, funds & accounts managed by BlackRock, Counterpoint Global (Morgan Stanley) and Fidelity Management and Research Company LLC, Marcho Partners, Mubadala Capital, Pelham Capital, Senator Investment Group and Spruce House Partnership. The AJAX sponsor team, led by Dan Och, and including Glenn Fuhrman, Steve Ells, Jim McKelvey, Kevin Systrom and Anne Wojcicki have committed $200 million to the PIPE.

Assuming no redemptions and after accounting for cash proceeds payable to the existing Cazoo shareholders, the transaction will deliver approximately $1.0 billion in gross cash proceeds to the combined company, enabling Cazoo to further build out its brand and infrastructure and supporting Cazoo’s mission to continue to transform the car buying experience across Europe.

About Cazoo - www.cazoo.co.uk

Cazoo’s mission is to transform the car buying experience for consumers across the UK and Europe by providing better selection, quality, transparency, convenience, flexibility and peace of mind. Cazoo aims to make buying a car no different to any other product online today, where consumers can simply and seamlessly purchase, finance or subscribe to a car entirely online for either delivery or collection in as little as 72 hours. Cazoo was founded in 2018 by serial entrepreneur Alex Chesterman OBE, has a highly experienced management team and is backed by some of the leading global technology investors.

About AJAX – www.ajaxcap.com

AJAX is a blank check company whose purpose is to effect a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. AJAX was founded by renowned US investor Dan Och in partnership with Glenn Fuhrman and strategic advisors including Steve Ells (founder, Chipotle), Jim McKelvey (co-founder, Square), Kevin Systrom (co-founder, Instagram) and Anne Wojcicki (co-founder, 23andMe).

Additional information and Where to Find It

This communication relates to a proposed business combination among Cazoo Holdings Limited (“Cazoo”), Ajax I (“AJAX”) and Capri Listco (“Newco”). In connection with the proposed business combination Newco has filed a registration statement on Form F-4 that includes a preliminary proxy statement of AJAX in connection with AJAX’s solicitation of proxies for the vote by AJAX’s shareholders with respect to the proposed business combination and a preliminary prospectus of Newco. The proxy statement/prospectus will be sent to all AJAX shareholders and Newco and AJAX will also file other documents regarding the proposed business combination with the SEC. This communication does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Before making any voting or investment decision, investors and security holders are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination as they become available because they will contain important information about the proposed transaction.

Investors and security holders may obtain free copies of the registration statement, proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by AJAX and Newco through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by AJAX may be obtained free of charge from AJAX’s website at https://ajaxcap.com or by written request to AJAX at 667 Madison Avenue, New York, NY 10065 and documents filed by Cazoo may be obtained free of charge from Cazoo’s website at https://www.cazoo.co.uk or by written request to Cazoo at 41-43 Chalton St, Somers Town, London NW1 1JD, United Kingdom.

Participants in Solicitation

AJAX, Newco and Cazoo and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from AJAX’s shareholders with respect to the proposed business combination. You can find information about AJAX’s directors and executive officers and their ownership of AJAX’s securities in AJAX’s final prospectus relating to its initial public offering, dated October 27, 2020, which was filed with the SEC on October 28, 2020 and is available free of charge at the SEC’s web site at www.sec.gov. Additional information regarding the participants in the solicitation of proxies from AJAX’s shareholders and their direct and indirect interests will be included in the proxy statement/prospectus for the proposed business combination when it becomes available.Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the services offered by Cazoo and the markets in which it operates, and Cazoo’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed business combination; (2) the outcome of any legal proceedings that may be instituted against AJAX, Cazoo, Newco or others following the announcement of the proposed business combination and any definitive agreements with respect thereto; (3) the inability to complete the proposed business combination due to the failure to obtain approval of the shareholders of AJAX, to obtain financing to complete the proposed business combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the proposed business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed business combination; (5) the ability to meet stock exchange listing standards following the consummation of proposed business combination; (6) the risk that the proposed business combination disrupts current plans and operations of AJAX or Cazoo as a result of the announcement and consummation of the proposed business combination; (7) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the proposed business combination; (9) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain regulatory approvals required to complete the proposed business combination; (10) the possibility that AJAX, Cazoo or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the impact of COVID-19 on Cazoo’s business and/or the ability of the parties to complete the proposed business combination; (12) Cazoo’s estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; and (13) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” inNewco’s preliminary proxy statement/prospectus relating to the proposed business combination, dated May 14, 2021.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of AJAX’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other documents filed by AJAX from time to time with the SEC and the registration statement on Form F-4 and proxy statement/prospectus discussed above. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cazoo, AJAX and Newco assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of Cazoo, AJAX or Newco gives any assurance that any of Cazoo, AJAX or Newco will achieve its expectations.

Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved.

Any financial and capitalization information or projections in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond the control of AJAX, Newco and Cazoo. While such information and projections are necessarily speculative, AJAX, Newco and Cazoo believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of financial information or projections in this communication should not be regarded as an indication that AJAX, Newco or Cazoo, or their respective representatives and advisors, considered or consider the information or projections to be a reliable prediction of future events.

Contacts

Media:

Cazoo: Lawrence Hall, Group Communications Director, lawrence.hall@cazoo.co.uk

Brunswick: Chris Blundell / Simone Selzer +44 20 7404 5959 / cazoo@brunswickgroup.com

AJAX: Gagnier Communications, Dan Gagnier / Jeff Mathews +1 646-569-5897 / ajax@gagnierfc.com

Investor Relations:

ICR for Cazoo-cazoo@icrinc.com

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